UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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SCYNEXIS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability SCYNEXIS, of Proxy Materials INC. for the Annual Meeting of Stockholders of SCYNEIS, INC To Be Held On: June 15, 2017 at 9:30 a.m. The Hyatt Regency Jersey City on the Hudson, 2 Exchange Place, Jersey City, NJ COMPANY NUMBER JOHN SMITH APT.1234 203 MAIN STREET ACCOUNT NUMBER NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet. We encourage you to access and review the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 6/1/17. Please visit http://www.astproxyportal.com/ast/18891/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • 2016 Annual Report • Form of Electronic Proxy Card PROXY MATERIALS: E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting can be found at the end of the proxy statement or by contacting Investor Relations at investorrelations@scynexis.com. MAIL: You may request a proxy card by following the instructions above. Proposal 1. To elect the SCYNEXIS Board of Directors’ seven nominees as directorsProposal 2. To ratify the selection of Deloitte & Touche LLP as SCYNEXIS, Inc.’s independent to successors serve untilaretheduly2018electedAnnualand Meetingqualified. of Stockholders and until their registered public accounting firm for the fiscal year ending December 31, 2017. NOMINEES: Steven Ann F. Hanham, C. Gilman,Ph.Ph.D. D. PROPOSAL THE BOARD1,OFAND DIRECTORS “FOR” PROPOSAL RECOMMENDS 2 YOU VOTE “FOR ALL NOMINEES” IN David Hastings Guy Macdonald Patrick Machado Marion McCourt Marco Taglietti, M.D. Please note that you cannot use this notice to vote by mail.